Moderate Allocation Portfolio
Schedule of Investments (unaudited)
As of March 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.2%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,706,197	200,394
Vanguard Extended Market Index Fund Admiral Shares	330,255	44,251
		244,645
International Stock Fund (24.0%)
Vanguard Total International Stock Index Fund Admiral Shares	4,833,198	162,685
U.S. Bond Fund (27.8%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	15,709,944	188,362
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Admiral Shares	3,551,912	80,984
Total Investment Companies (Cost $590,015)		676,676
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.081% (Cost $266)	2,659	266
Total Investments (100.0%) (Cost $590,281)		676,942
Other Assets and Liabilities—Net (0.0%)		(112)
Net Assets (100%)		676,830
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2021 Market Value ($000)
Vanguard Extended Market Index Fund	45,093	166	4,328	2,265	1,055	151	—	44,251
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	266
Vanguard Total International Bond Index Fund	81,529	2,824	1,274	65	(2,160)	119	—	80,984
Vanguard Total International Stock Index Fund	164,483	526	8,427	1,902	4,201	2,705	—	162,685
Vanguard Variable Insurance Funds—Equity Index Portfolio	200,112	11,531	12,815	4,647	(3,081)	2,644	7,899	200,394
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	189,033	16,614	4,866	208	(12,627)	3,939	1,579	188,362
Total	680,250	31,661	31,710	9,087	(12,612)	9,558	9,478	676,942
1	Not applicable—purchases and sales are for temporary cash investment purposes.